SCHEDULE A

                           AMENDED AS OF MAY 29, 2015

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

NAME OF FUND                              MAXIMUM ANNUAL        INITIAL TERM END
                                    OPERATING EXPENSE LIMIT           DATE
Government Money Market Fund
          Institutional Class                0.58%                 May 31, 2010
          Institutional Sweep Class          0.83%                 May 31, 2010
          Class A Shares                     1.08%                 May 31, 2010
Core Bond Fund
          Institutional Class                0.75%                 May 31, 2010
          Class A                            1.00%                 May 31, 2010
          Class C                            1.75%                 May 31, 2010
Diversified International Fund
          Institutional Class                1.50%                 May 31. 2010
          Class A                            1.75%                 May 31, 2010
          Class C                            2.50%                 May 31, 2010
Quantitative Long/Short Fund
          Institutional Class                1.70%                 May 31, 2010
          Class A                            1.95%                 May 31, 2010
          Class C                            2.70%                 May 31, 2010
Burkenroad Small Cap Fund
          Class A                            1.40%                 May 31, 2010
          Class D                            1.65%                 May 31, 2010
Louisiana Tax-Free Income Fund
          Institutional Class                0.75%                 May 31, 2012
          Class A                            1.00%                 May 31, 2012
          Class C                            1.75%                 May 31, 2014
Mississippi Tax-Free Income Fund
          Institutional Class                0.75%                 May 31, 2012
          Class A                            1.00%                 May 31, 2012
          Class C                            1.75%                 May 31, 2014
Diversified Income Fund
          Institutional Class                0.90%                 May 31, 2014
          Class A                            1.15%                 May 31, 2014
          Class C                            1.90%                 May 31, 2014
U.S. Small Cap Fund
          Institutional Class                1.10%                 May 31, 2015
          Class A                            1.35%                 May 31, 2015
          Class C                            2.10%                 May 31, 2015
Dynamic Asset Allocation Fund
          Institutional Class                1.40%                 May 31, 2016
          Class A                            1.65%                 May 31, 2016
          Class C                            2.40%                 May 31, 2016
International Small Cap Fund
          Institutional Class                1.55%                 May 31, 2016
          Class A                            1.80%                 May 31, 2016
          Class C                            2.55%                 May 31, 2016
Microcap Fund
          Institutional Class                1.50%                 May 31, 2016
          Class A                            1.75%                 May 31, 2016
          Class C                            2.50%                 May 31, 2016

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                                        Acknowledged and Accepted by:

                                        Horizon Advisers

                                        /s/ David Lundgren
                                        ----------------------------------------
                                        Name: David Lundgren
                                        Title: Senior Vice-President



                                        The Advisors' Inner Circle Fund II

                                        /s/ Dianne Descoteaux
                                        ----------------------------------------
                                        Name: Dianne Descoteaux
                                        Title: VP & Secretary